Exhibit 99.1

Northern Technologies International Corporation Fourth Quarter FY 2022 Investor Presentation NTIC’s environmentally friendly technologies deliver leading corrosion inhibiting products and services, as well as advanced bioplastic packaging solutions Nasdaq: NTIC

Disclaimers Forward - Looking Statements Statements contained in this presentation that are not historical information are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements include estimated market growth rates, NTIC’s strategic objective to grow top - line revenue and control SG&A expense, its strategic plan focused on creating long - term stockholder value and other statements that can be identified by words such as “believes,” “continues,” “expects,” “anticipates,” “intends,” “potential,” “estimates,” “will,” “may,” “would,” “should,” or words of similar meaning, the use of future dates and any other statements that are not historical facts . Such forward - looking statements are based upon the current beliefs and expectations of NTIC’s management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied . Such potential risks and uncertainties include, but are not limited to : the health of the U . S . and worldwide economies, including in particular the U . S . automotive industry, and the effect of inflation, high interest rates and other recessionary factors ; the effect of worldwide supply chain disruptions ; the effects of COVID - 19 on NTIC’s business and operating results ; the health of the automotive industry and the effect of changing technologies, including electric cars ; the effect of a tight labor market and dependence on key personnel ; NTIC’s dependence on its joint ventures, its joint venture relationships, and the fees and dividend distributions NTIC receives from them, including in particular Germany given its significance ; the ability of NTIC China to achieve significant sales ; risks associated with NTIC’s international operations ; exposure to foreign currency exchange rate fluctuations and tariffs ; acceptance of existing and new products ; timing of NTIC’s receipt of purchase and variability in sales to oil and gas customers and the effect on NTIC’s quarterly financial results ; increased competition ; the costs and effects of complying with changes in tax, fiscal, government and other law and regulatory policies ; NTIC’s reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others ; and the ability of NTIC to continue to pay dividends . More detailed information on these and additional factors which could affect NTIC’s operating and financial results is described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K for the fiscal year ended August 31 , 2022 and subsequent quarterly reports on Form 10 - Q . NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces . Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward - looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures In addition to financial measures prepared in accordance with U . S . generally accepted accounting principles (GAAP), NTIC uses certain non - GAAP financial measures in this presentation . NTIC uses non - GAAP financial measures as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by non - recurring, unusual or infrequent charges not related to NTIC’s regular, ongoing business, variations in capital structure, tax positions, depreciation, non - cash charges and certain large and unpredictable charges . NTIC believes that the presentation of certain non - GAAP financial measures provides useful information to investors in evaluating its operations, period over period . Non - GAAP measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of NTIC’s results as reported under GAAP . When analyzing NTIC’s operating performance, investors should not consider NTIC’s net income, as adjusted, for example, as a substitute for NTIC’s net income prepared in accordance with GAAP or any other non - GAAP financial measure as a substitute for the comparable GAAP financial measure . Investors should note that any non - GAAP financial measures used by NTIC may not be the same non - GAAP financial measures, and may not be calculated in the same manner, as that of other companies . Whenever NTIC uses non - GAAP financial measures, it provides a reconciliation of the non - GAAP financial measure to the most closely applicable GAAP financial measure . Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measure . Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to NTIC that NTIC believes is accurate . It is generally based on publications that are not produced for these purposes or economic analysis . 2

Northern Technologies International Corporation Zerust®/Excor® offers a wide range of products and solutions to solve corrosion issues Environmentally friendly corrosion inhibiting products and services and advanced bioplastic packaging solutions Natur - Tec® provides biobased and compostable packaging solutions for a sustainable world Zerust® Oil and Gas technologies reduce facility downtime, increase service life, and produce less waste 3

At a Glance Northern Technologies International Corp. • Converting environmentally beneficial technologies into value added products and services for industrial and consumer applications • Providing Volatile Corrosion Inhibitor (VCI) based solutions for almost 50 years – Industrial applications – Oil & Gas applications • Natur - Tec® market leading compostable bioplastics compounds and products – Zero - waste solutions – Sustainable packaging applications • Flexible, asset - light business model, with 16 Joint Ventures (JVs) globally – Sales by JVs are not consolidated on the company’s income statement • Focused on creating long - term value for customers, employees, communities and shareholders Key Statistics FY 2022 Sales Mix by Product Category FY 2022 Total Net Sales $74.2 million FY 2022 Global Net Sales (includes JV Sales) $178.2 million Annualized Dividend per Share (Yield) $0.28 (2.02%) Market Cap (at October 31, 2022) $127.9 million Enterprise Value (at October 31, 2022) $128.4 million 67% 4% 6% 23% ZERUST® Industrial ZERUST® Sales to JV ZERUST® Oil & Gas Natur - Tec® 4

Comprehensive Corrosion Management – Environmentally responsible corrosion protection products & services – Worldwide on - site technical service for corrosion prevention – Repeatable, consumables sales model – Most economical method for short term corrosion protection of metal parts during shipment & storage Market Size and Characteristics – Annual global market potential $600 million and estimated to grow annually at 5 - 10% – NTIC has a strong market position – In FY 2022, auto sector represented approximately 48% of NTIC’s Zerust® Industrial sales in North America and 58% of JV sales – Demand supported by complex long - distance global supply chains Financial Overview – JV operating income contribution to NTIC has averaged ~11% of total JV sales over the past four fiscal years. – From FY 2017 to FY 2022, net sales have increased at a CAGR of 12% – Gross margin profile in the mid 30% range 5 Competitive Advantages and Growth Opportunities – Only VCI company with a truly global scope and scale through established JV network – Technical expertise creates a value - added relationship – Primarily subcontracts production for virtually unlimited scalability and low capital structure – Industry, product, and geographic expansion opportunities Unique JV operating strategy duplicates Zerust® production and distribution model, while providing significant contribution to profitability

Growing Global Market Share With 16 JVs and 10 operating subsidiaries, NTIC operates in over 65 countries and is the only VCI company that can supply and service customers globally 21% 7% 25% 34% Fiscal 2022 Net Sales by Geography China Brazil India Other United States 13% Fiscal 2017 Net Sales by Geography 18% 6% 4% 17% 55% China Brazil India Other United States NTIC’s Global JVs and Subsidiaries Global Headquarters Subsidiary Joint Venture 6

# Compelling Joint Venture Model

## Overview

- 16 international joint ventures
  - JVs provided rapid global expansion with little capital investment for all JVs, most established in 80's & 90's
  - Generally, 50/50 ownership with local JV partner
  - NTIC receives ~7% fee based on JV sales and 50% of JV dividend distributions after year end (varies by country based on tax treatment), local partner receives the same
- Equity method accounting on GAAP financial statements
  - Equity in income is reported on GAAP income statement
  - Gross JV sales not included in NTIC's net sales but disclosed in notes to consolidated financial statements
- Direct expenses to support JVs are relatively fixed, representing significant operating leverage on incremental JV sales
- Local partners provide:
  - Direct sales
  - Product support
  - Local contacts and local marketing expertise

## Financial Model



Efficient Investment and Structure
Local Partner
NTIC
Capital Investment
Joint Venture
Capital Investment
Compelling Financial Model
Local Partner
NTIC
Management Fees
JV Sales
Royalty & Service Fees
-
COGS & Expenses
=
Equity in Income
JV Net Income
Equity in Income
Cash Dividend
Retained Earnings

7

Emerging Oil & Gas Applications – NTIC’s patented VCI processes and solutions produce meaningful cost savings by minimizing maintenance costs and downtime on critical oil and gas industry infrastructure – Large and growing addressable market – In mid - 2021, the American Petroleum Institute (API) validated VCI solutions as effective corrosion protection for the bottoms of above ground storage tanks 8 Market Size and Characteristics – Annual market potential $2.5 billion and estimated to grow at an annual rate of 10% – Largest corrosion market – VCI technologies provide a new solution as the market is reliant on more expensive and legacy cathodic and coatings technologies – Increasing focus within the oil and gas industry on cost containment, which supports growth of VCI solutions Competitive Advantages and Growth Opportunities – Significantly cheaper and more efficient than competing corrosion prevention technologies – Partnering with large oil and gas service companies to expand customer reach and contacts – Successful test installations resulting in repeat orders – Confidence in VCI technology growing across industry Financial Overview – From FY 2017 to FY 2022, net sales increased at a CAGR of 22% – High gross margin sales – Long sales cycle, but high customer retention rate Large market opportunity and supports high margin sales

Leading Bioplastic Technologies – Natur - Tec’s ® patented process makes it easier to manufacture finished products at a lower cost, and with better mechanical performance – Broad product portfolio provides one - stop for bioplastic solutions – Sustainable alternatives to conventional plastics for the Circular Economy – Rapidly growing market Market Size and Characteristics – Annual market potential $ 1 billion and estimated annual growth rate over 25% – Social perceptions on single use plastics are creating compelling market opportunities globally for alternatives, including fully compostable bioplastics – Market growth supported by global mandates for organics diversion and growing environmental trends for composting Competitive Advantages and Growth Opportunities – Market - leading, patented resin compounds – Strategic alliances with key suppliers – Dedicated product development – Unique global position – Direct sales or via subsidiaries in North America, China and India Financial Overview – From FY 2017 to FY 2022, net sales increased at a CAGR of 20% – Natur - Tec® represented over 23% of NTIC’s FY 2022 total net sales, compared to 17% for the fiscal year ended August 31, 2017 – Gross margins are over 22% Leading technology and rapidly expanding market 9

Strategic Plan Focused on Creating Long - Term Shareholder Value Strategic Objective : 15 - 20%+ top line revenue growth w/ SG&A expense growth < ~10% Total Net Sales (in millions) Earnings Per Diluted Share Control operating expenses domestically and at subsidiaries Realize potential of oil and gas opportunity Pursue additional revenue generating opportunities by growing market share and vertical expansion Grow dividend in line with earnings growth Increase topline ZERUST® Industrial, Zerust® Oil and Gas and Natur - Tec® revenues Generate free cash flow and maintain strong balance sheet $39.6 $51.4 $55.8 $47.6 $56.5 $74.2 $0.00 $25.00 $50.00 $75.00 $100.00 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 $0.38 10 $0.72 $0.55 - $0.15 $0.64 $0.32 - $0.20 $0.00 $0.20 $0.40 $0.60 $0.80 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 *FY 2022 EPS includes a one - time gain, and expenses totaling $0.34 per diluted share taken during FY 2022 associated with the Zerust® India acquisition. $0.66

Quarterly Sales Trends (in millions) NTIC China Sales Remain Depressed From Continued Covid - 19 Related Lockdowns JV Quarterly Sales Natur - Tec® Market Rebounding From Covid - 19 • Quarterly sales continue to recover from the COVID - 19 crisis and NTIC reported record total sales for the fiscal 2022 fourth quarter. • Throughout FY 2022, NTIC successfully navigated a complex business environment, which brought supply chain issues, significant raw material cost increases, and challenges across its European and Asian markets. • Sales opportunities supported by NTIC's compelling position within large, growing and global markets. • Net sales of NTIC’s JVs, which are not consolidated with NTIC’s financial results, decreased 22.0% to $25.9 million, as Zerust India sales were removed from JV sales and consolidated into NTIC’s sales as a result of NTIC’s acquisition of the remaining 50% ownership interest in Zerust India. $ - $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 FY2019 FY2020 FY2021 FY2022 $35 $30 $25 $20 $15 $10 $5 $ - Q1 Q4 Q2 Q3 FY2019 FY2020 FY2021 FY2022 $6 $5 $4 $3 $2 $1 $ - Q1 Q2 Q3 Q4 FY2019 FY2020 FY2021 FY2022 11 *NTIC acquired the remaining 50% ownership interest of its Indian joint venture, which was consolidated into NTIC’s financial statements effective September 1, 2021, and reflective in FY 2022’s financial results.

Track Record of Value Creation Since 2017, NTIC has increased its annual dividend five times, reflecting the Company’s commitment to creating value for shareholders NTIC has $2.6 million remaining under its stock repurchase program as of August 31, 2022 Insiders aligned with shareholders own approximately 18% of the company’s outstanding stock NTIC has $5.3 million in cash, cash equivalents and available for sale securities, and approximately $11.0 million of cash at its joint ventures, compared to $5.9 million of short - term debt 12

Sales Dashboard and Drivers $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $ - FY 2020 FY 2021 FY 2022 Brazil U.S. - Sales to JVs FY 2017 FY 2018 U.S. North America India Natur - Tec ® FY 2019 NTI China Singapore Oil & Gas Net Sales Growth (dollars in millions) Natur - Tec® ZERUST® FY2020 – Total sales impacted by the global COVID - 19 pandemic FY2022 – Net sales increased 31.3% compared to FY2021 and were primarily a result of increased demand globally as a result of the recovery from the COVID - 19 pandemic. FY2017 FY2022 20% Natur - Tec ® 5 - Yr. CAGR 17% 5 - Yr. CAGR for NTIC China 12% 5 - Yr . CAGR for Core ZERUST® Sales 13

Sales Composition 14 Notes: Dollars, in millions $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $ - FY 2020 FY 2021 FY 2022 Zerust China Zerust India Sales to JVs - Zerust Oil & Gas FY 2017 FY 2018 FY 2019 North America Zerust Zerust Brazil Singapore Natur - Tec Net Sales Growth Actual FY 2020 FY 2021 FY 2022 North America 15.8 19.9 21.2 NTI China 11.9 15.4 14.4 India - - 10.0 Singapore - - 0.6 Brazil 2.0 3.3 3.7 Sales to JVs 2.0 3.2 3.0 ZERUST® SALES 31.7 41.8 52.9 Natur - Tec® North America 6.0 3.5 6.7 NTI China – Natur - Tec® 1.5 1.9 1.4 Natur - Tec® India 5.7 5.5 8.6 NATUR - TEC® SALES 13.2 10.9 16.7 OIL & GAS - North America 2.1 3.0 3.1 OIL & GAS - Brazil 0.7 0.8 1.5 OIL & GAS SALES 2.8 3.8 4.6 NTIC SALES (GAAP) 47.6 56.5 74.2 Totals have been adjusted for rounding

# Limited Capital Requirements (graphs in thousands except for percentages)

## Overview

**Asset Light Business Model:**
- Only $86.2 million in total assets at August 31, 2022, which included $21.8 million in investments in joint ventures, and $10.7 million in goodwill and intangibles

**Allocating Capital To Support Long-Term Growth Opportunities:**
- In fiscal 2021, NTIC purchased a new facility in Shanghai, China, to support its R&D production, sales and marketing, and training efforts throughout the region
- In fiscal 2022, NITC acquired the remaining 50% ownership interest in Zerust India

## Investments in Property & Equipment



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022

## Working Capital



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
60%
50%
40%
30%
20%
10%
0%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
Working Capital
% of Sales

## Inventories



$20,000
$15,000
$10,000
$5,000
$-
80%
70%
60%
50%
40%
30%
20%
10%
0%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
Inventories, net
% of Working Capital

15

Making a Difference: Commitment to Sustainability Our Environment NTIC develops technologies that support green manufacturing processes and energy production through three divisions: Zerust ®: Solutions help reduce waste and the energy to make new items Zerust ® Oil & Gas: Solutions and applications help prevent spillage and leaks and reduce waste of metal assets Natur - Tec ®: Applications enable users to reduce their carbon footprint and offer 100% compostable resins and products Our Employees NTIC is committed to building a diverse and inclusive workforce and is committed to equal opportunity regarding all hiring decisions. 41% of workforce is female 40% of management team is female 27% of workforce is racially or ethnically diverse 23% of management team is racially or ethnically diverse 6% of our workforce are veterans Our Health, Safety, Environment, & Security NTIC is dedicated to investing in the future of our planet and our people. We pledge to: □ Ensure that the environment is a better place because of what we do □ Select and evaluate all service providers with NTIC’s Quality Management Standard □ Ensure business activities are conducted to prevent harm and protect health and safety of all involved Our Communities NTIC believes that sustainability means being a responsible and ethical corporate citizen. To accomplish this, we: □ Support employees as they give back to the communities in which they work and live □ Strengthen community relationships □ Foster employee engagement □ Encourage fundraising and other events For More Information Click Here 16 At NTIC, we are committed to creating a more sustainable future. We convert unique environmentally beneficial materials science into value - added products and services for industrial and consumer applications. Our research and development teams deliver innovative technologies and products that: address climate change, use renewable materials, and enable sustainable waste management. We do this while maintaining the highest performance and processability. – G. Patrick Lynch, President & CEO

Why NTIC • Creating a diverse portfolio of environmentally beneficial materials • Operating in large, dynamic, and global markets, with favorable long - term trends • Global footprint and service focus, as well as 12 patents and 50 trademarks create competitive advantages and barriers to entry • Investing to Support Growth – Opened new NTIC owned facility in China during FY 2022 – Purchased remaining 50% ownership interest in Indian JV in FY 2022 – Continued strategic investments in Natur - Tec® and Zerust® Oil & Gas • Commitment to creating long - term shareholder value – Compelling organic growth opportunities – Significant improvement in earnings – Disciplined capital management – History of returning capital to shareholders • Strong, experienced, and motivated management team – Management aligned with shareholders and insiders own about 18% of the total outstanding shares 17